UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Company will present at the Robert W. Baird Global Consumer, Technology & Services Conference at the J.W. Marriott Essex House in New York City to be held Tuesday, June 7th - Thursday, June 9th. Represented sectors at the Baird Conference will include Business Process Outsourcing, Business Services, Communications, Consumer/Retail, Facility Services, Healthcare Information Technology, Hotel Brands, Human Capital Technology & Solutions, Industrial Services, Information & Education Solutions, Internet, SaaS, Semiconductor, Software and Technology. The conference gives unparalleled access to senior executives who will share insight into formal presentations, smaller breakout sessions and 1-1 meetings with investors. The Company will present on Tuesday, June 7, from 1:25 to 1:55pm EDT at the J.W. Marriott Essex House in New York City. Mr. Dewan will be available for one-on-one meetings during the conference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by General Employment Enterprises, Inc. dated May 25, 2016.

99.2	PowerPoint presentation by General Employment Enterprises, Inc. dated June 7, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Registrant)

Date: June 7, 2016	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer